EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Fourth Quarter Results;
Ends Year on Strong Note

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (Mar. 5, 2008) - Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced results for the fourth quarter and year ended Dec. 31, 2007.

Consolidated Results and Consolidated Pro Forma Results
      Total net revenue for the quarter ended Dec. 31, 2007, was $450.5 million, up 74 percent compared to $258.4 million for the comparable period one year ago. Net income for the quarter ended Dec. 31, 2007, was $35.4 million, compared to net income of $19.9 million for the comparable 2006 period.  Diluted earnings per share for the quarter ended Dec. 31, 2007, was $0.79 compared to the $0.60 for the comparable period one year ago. In the quarter ended Dec. 31, 2007, the Company recorded a credit of $77.8 million associated with the partial reversal of a valuation allowance on a deferred tax asset.  The $77.8 million credit included $30.7 million of income tax benefit reflected on the Company’s income statement and $47.1 million of credits recorded directly to the balance sheet, principally increasing the Company’s equity accounts.  The partial reversal in 2007 was based on the Company’s history of profitability and the continuation of this profitability in the foreseeable future.  Sun’s continued profitability in 2008 will likely result in additional income being recorded in association with the reversal of the remaining deferred tax asset valuation allowance. The pro forma information in the table below was prepared as if the acquisition of Harborside Healthcare Corporation, which closed in April 2007, had occurred on Oct. 1, 2006. The information in the table also contains the normalizing adjustments described below.

	Actual Results
(Dollars in thousands)	Quarter Ended Dec. 31,		Pro Forma
	2007	2006	2006

Revenue	$450,549	$258,436	$421,365

Depreciation and amortization	7,893	3,212	7,943

Interest expense, net	15,479	4,364	8,980

Pre-tax income	14,298	6,390	11,636

Income tax benefit	(22,789)	(2,622)	(274)

Income (loss) from continuing operations	37,087	9,012	11,910

Income (loss) from discontinued operations	(1,735)	10,853	10,463

Net income (loss)	$35,352	$19,865	$22,373

Diluted earnings per share	$0.79	$0.60	$0.50

EBITDAR	$59,576	$28,134	$49,578
Margin - EBITDAR	13.2%	10.9%	11.8%
EBITDAR normalized	$55,665	$25,411	$47,274
Margin - EBITDAR normalized	12.4%	9.8%	11.2%

EBITDA	$40,843	$13,982	$28,576
Margin - EBITDA	9.1%	5.4%	6.8%
EBITDA normalized	$36,932	$11,259	$26,272
Margin - EBITDA normalized	8.2%	4.4%	6.2%

Pre-tax income continuing operations - normalized	$13,560	$3,667	$9,332
Income tax expense (benefit) - normalized	$4,779	$(2,751)	$(288)

Income from continuing operations - normalized	$8,781	$6,418	$9,620
Diluted earnings per share - normalized	$0.20	$0.19	$0.22

Net income - normalized	$6,489	$14,011	$16,823
Diluted earnings per share - normalized	$0.15	$0.42	$0.38

     Normalized actual results for the quarter ended Dec. 31, 2007 include pre-tax adjustments for $2.3 million of income from a settlement of a claim associated with a prior period acquisition, $3.5 million of income from adjustments of prior period self-insurance reserves ($0.9 million of which were related to discontinued operations), a $3.2 million charge associated with the refinancing of debt agreements and a charge of $1.0 million related to integration costs associated with the Harborside acquisition.  Normalized actual results for the quarter ended Dec. 31, 2006 include pre-tax adjustments for $9.7 million of income from adjustments of prior period self-insurance reserves ($3.4 million of which were related to discontinued operations), a $2.8 million bad debt charge associated with acquired accounts receivable from a prior period acquisition and a $0.8 million charge to write-down a management fee receivable associated with a terminated management agreement.  Normalized pro forma results for the quarter ended Dec. 31, 2006 include the three 2006 adjustments referred to above and also include adjustments for $0.2 million of Harborside merger costs and $0.2 million of costs related to Harborside investor fees.

     On a normalized pro forma basis, comparing the quarter ended Dec. 31, 2007, to the same period in 2006:
•	revenue increased $29.2 million, or 6.9 percent;
•	EBITDAR increased $8.4 million, or 17.7 percent;
•	EBITDAR margin improved 120 basis points to 12.4 percent;
•	EBITDA increased $10.7 million, or 40.6 percent;
•	EBITDA margin improved 200 basis points to 8.2 percent;
•	pre-tax income from continuing operations increased $4.2 million, or 45.3 percent;
•	income tax expense increased $5.1 million, or more than 100 percent; and
•	income from continuing operations decreased by $0.8 million, or 8.7percent as a direct result of increased income tax expense.

    Commenting on the results, Richard K. Matros, chairman and chief executive officer of Sun, stated, “We are pleased that we have ended our best year on a strong note with $.20 normalized EPS for the fourth quarter. For the year, we came in a penny shy of the high end of our upwardly revised November 2007 guidance at $.63 EPS, which was $.11 better than the high side of our original 2007 guidance. The guidance we issued last month for 2008 reflects confidence in our ability to continue to move margins on a same store basis. Our first quarter 2008 skilled mix trends are strong. The Harborside integration is proceeding as expected with an additional $2.8 million in synergies hitting the bottom line in the fourth quarter of 2007, bringing our total synergies realized for the year to $6.4 million. We expect to have a total of $10 million in synergies by the end of the first quarter of 2008 and expect to hit the high end of our $12 to $15 million in synergies by year end 2008. We will continue to focus in 2008 on margin improvement, integration activities, company wide process improvement initiatives, and activities that will result in a deleveraging of the balance sheet.”

     Total net revenue for the year ended Dec. 31, 2007 was $1,587.3 million, up 58 percent compared to $1,004.9 million for the comparable 2006 period.  Net income for the year ended Dec. 31, 2007 was $57.5 million compared to net income of $27.1 million for  2006.  Diluted earnings per share for the year ended Dec. 31, 2007, was $1.33 compared to $0.85 in 2006.  The pro forma information in the table below was prepared as if the Harborside acquisition had occurred on Jan. 1, 2006. The information in the table also contains the normalizing adjustments described below.

	Actual Results		Pro Forma Results
(Dollars in thousands)	Year Ended Dec. 31,		Year Ended Dec. 31,
	2007	2006	2007	2006

Revenue	$1,587,307	$1,004,897	$1,749,874	$1,647,838

Depreciation and amortization	31,537	14,708	36,289	32,505

Interest expense, net	44,380	18,504	49,025	33,851

Pre-tax income	45,217	12,178	43,095	31,367

Income tax expense (benefit)	(11,458)	(214)	(12,278)	4,245

Income from continuing operations	56,675	12,392	55,373	27,122

Income from discontinued operations	835	14,726	271	12,885

Net income	$57,510	$27,118	$55,644	$40,007

Diluted earnings per share	$1.33	$0.85	$1.28	$0.92

EBITDAR	$196,343	$99,502	$210,572	$181,113
Margin - EBITDAR	12.4%	9.9%	12.0%	11.0%
EBITDAR normalized	$189,964	$90,817	$210,520	$175,582
Margin - EBITDAR normalized	12.0%	9.0%	12.0%	10.7%

EBITDA	$124,330	$46,537	$131,605	$98,871
Margin - EBITDA	7.8%	4.6%	7.5%	6.0%
EBITDA normalized	$117,951	$37,852	$131,553	$93,340
Margin - EBITDA normalized	7.4%	3.8%	7.5%	5.7%

Pre-tax income continuing operations - normalized	$42,626	$5,509	$46,831	$27,852
Income tax expense (benefit) - normalized	$15,461	$(531)	$16,855	$4,792

Income from continuing operations - normalized	$27,165	$6,040	$29,976	$23,060
Diluted earnings per share - normalized	$0.63	$0.19	$0.69	$0.53

Net income - normalized	$25,464	$15,007	$27,711	$30,186
Diluted earnings per share - normalized	$0.59	$0.47	$0.64	$0.70

     Normalized actual results for the 2007 fiscal year include pre-tax adjustments for $4.5 million of integration costs associated with the Harborside acquisition, $12.5 million of income from adjustments of prior period self-insurance reserves ($3.9 million of which were related to discontinued operations), $2.3 million of income from a settlement of a claim associated with a prior period acquisition, and $3.8 million in charges associated with the refinancing of debt agreements.  Normalized actual results for the 2006 fiscal year include pre-tax adjustments consisting of $17.7 million of income from adjustments of prior period self-insurance reserves ($6.0 million of which were related to discontinued operations), $0.2 million of retroactive wage costs related to prior period rate increases in California, a $2.8 million bad debt charge associated with acquired accounts receivable from a prior period acquisition, a $0.8 million charge to write-down a management fee receivable associated with a terminated management agreement, a $0.8 million credit to workers’ compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, a $1.0 million charge related to the termination of a hospice management contract and a $1.0 million charge related to additional depreciation associated with a prior period acquisition.

    Normalized pro forma results for the 2007 fiscal year include the 2007 adjustments referred to above and also include a $5.9 million charge for losses on prior period Harborside accounts receivable and $0.5 million of costs related to Harborside investor fees and merger costs. Normalized pro forma results for the 2006 fiscal year include the 2006 adjustments referred to above and also include adjustments of $2.6 million for Harborside merger costs and $0.6 million for costs related to Harborside investor fees.

     On a normalized pro forma basis, comparing the 2007 year to the 2006 year:
•	revenue increased $102.0 million, or 6.2 percent;
•	EBITDAR increased $34.9 million, or 19.9 percent;
•	EBITDAR margin improved 130 basis points to 12.0 percent;
•	EBITDA increased $38.2 million, or 40.9 percent;
•	EBITDA margin improved 180 basis points to 7.5 percent;
•	pre-tax income from continuing operations increased $19.0 million, or 68.1 percent;
•	income tax expense increased $12.1 million, or more than 100 percent; and
•	income from continuing operations increased by $6.9 million, or 30.0 percent.

Inpatient Business
     For its core inpatient business, on a normalized pro forma basis (assuming the Harborside acquisition occurred at the beginning of the respective periods) comparing the quarter and year ended Dec. 31, 2007 to the same periods in 2006:

Quarter ended Dec. 31, 2007 (pro forma):
•	revenue increased $24.7 million, or 6.6 percent, to $401.3 million from $376.6 million;
•	net segment EBITDAR increased $5.3 million, or 8.6 percent, to $67.2 million from $61.8 million;
•	net segment EBITDAR margin for 2007 was 16.7 percent compared to 16.4 percent in 2006;
•	net segment EBITDA increased $7.6 million, or 18.5 percent, to $48.7 million from $41.1 million;
•	net segment EBITDA margin for 2007 was 12.1 percent compared to 10.9 percent in 2006;
•	net segment income increased $13.6 million, or 52.0 percent, to $39.8 million from $26.2 million;
•	rehabilitation RUGS utilization increased 260 basis points to 84.9 percent as a percent of total Medicare days; and
•	Rehabilitation Extensive Service (“REX”) days as a percent of total Medicare days increased 240 basis points to 39.5 percent.

    The revenue gain of $24.7 million in the quarter was primarily attributable to:
•	a $10.7 million increase in Medicare revenue due principally to Medicare part A rate growth and part B volume growth;
•	a $3.3 million increase in managed care/commercial insurance revenue due principally to a higher customer base;
•	a $5.3 million increase in Medicaid revenue resulting from a $8.3 million rate improvement partially offset by a $3.0 million impact from a decrease in customer base; and
•	a $5.4 million increase in private revenue due principally to improved rates.

Year ended Dec. 31, 2007 (pro forma):
•	revenue increased $87.4 million, or 5.9 percent, to $1,557.6 million from $1,470.2 million;
•	net segment EBITDAR increased $28.9 million, or 12.3 percent, to $262.9 million from $234.1 million;
•	net segment EBITDAR margin for 2007 was 16.9 percent compared to 15.9 percent in 2006;
•	net segment EBITDA increased $32.1 million, or 21.0 percent, to $185.1 million from $152.9 million;
•	net segment EBITDA margin for 2007 was 11.9 percent compared to 10.4 percent in 2006; and
•	net segment income increased $40.6 million, or 41.7 percent, to $137.9 million from $97.3 million.

       Matros further stated, “The shift in acuity continues to be our primary focus in our inpatient segment. This focus is across all of our nursing centers with a particular emphasis on the development of our Rehab Recovery Suites (RRS) SM. The company had 33 RRS open at year end. We expect to have 38 open by the end of the first quarter with two more shortly thereafter, and anticipate at least 50 units open by the end of 2008. We are particularly pleased with the fourth quarter’s growth in Medicare and skilled mix both in terms of occupancy and as a percent of revenues. As expected we rebounded from the slight softness in Medicare occupancy we experienced in the second and third quarters of last year. This positive mix trend is continuing in 2008. We will continue to refine and execute our quality of care initiatives with an intensity that reflects the highest of priorities.”

Ancillary Businesses
     For its ancillary businesses, on a pro forma basis (assuming the Harborside acquisition occurred at the beginning of the respective periods) comparing the quarter and year ended Dec. 31, 2007, to the same periods in 2006:

•	for the quarter, revenue increased $8.1 million, or 14.7 percent, to $62.9 million from $54.8 million;
•	for the quarter, EBITDA increased $0.9 million, or 21.2 percent, to $5.1 million from $4.2 million;
•	for the twelve month period, revenue increased $24.3 million, or 11.2 percent, to $240.9 million from $216.7 million; and
•	for the twelve month period, EBITDA increased $6.0 million, or 53.2 percent, to $17.2 million from $11.2 million.

Conference Call
      Sun’s senior management will hold a conference call to discuss the Company’s 2007 fourth-quarter operating results on Thursday, Mar. 6, 2008, at 10 a.m. Pacific / 1 p.m. Eastern. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Mar. 6, 2008, until midnight Eastern on Mar. 13, 2008, by calling (800) 642-1687 and using access code 33305495.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care centers in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

###

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect," "hope,” "intend," "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness; our ability to integrate the operations of Harborside; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K/A and Quarterly Reports on Forms 10-Q/A and 10-Q, copies of which are available on Sun’s web site, www.sunh.com.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2007	December 31, 2006

ASSETS

Current assets:
Cash and cash equivalents	$55,832	$131,935
Restricted cash	37,365	32,752
Accounts receivable, net	188,882	117,091
Assets held for sale	9,924	7,172
Other current assets	48,644	10,324

Total current assets	340,647	299,274

Property and equipment, net	585,972	217,544
Restricted cash, non-current	3,829	29,083
Goodwill	324,277	55,092
Intangible assets, net	57,044	13,691
Other assets, net	10,165	6,739
Deferred tax assets	51,892	-

Total assets	$1,373,826	$621,423

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$52,836	$43,400
Accrued compensation and benefits	61,956	42,723
Accrued self-insurance obligations, current	48,646	48,689
Liabilities held for sale	3,181	1,672
Other accrued liabilities	61,002	42,535
Capital leases, current	856	494
Current portion of long-term debt:
Company obligations	27,624	22,780
Clipper partnerships	825	736

Total current liabilities	256,926	203,029

Accrued self-insurance obligations, net of current	106,534	81,559
Long-term debt, net of current portion:
Company obligations	651,403	100,763
Clipper partnerships	48,560	49,392
Other long-term liabilities	63,677	42,547

Total liabilities	1,127,100	477,290

Minority interest	470	-

Stockholders' equity	246,256	144,133
Total liabilities and stockholders' equity	$1,373,826	$621,423

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)

Total net revenues	$450,549	$258,436
Costs and expenses:
Operating salaries and benefits	255,657	150,970
Self-insurance for workers' compensation and general and professional liability insurance	11,373	3,307
Operating administrative costs	11,601	6,977
Other operating costs	94,159	50,373
Center rent expense	18,733	14,152
General and administrative expenses	17,826	13,504
Depreciation	4,646	1,717
Amortization	3,247	1,495
Provision for losses on accounts receivable	357	5,171
Interest, net	15,479	4,364
Loss on extinguishment of debt, net	3,173	-
Loss on sale of assets, net	-	16
Total costs and expenses	436,251	252,046

Income before income taxes and discontinued operations	14,298	6,390
Income tax benefit	(22,789)	(2,622)
Income from continuing operations	37,087	9,012

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(909)	3,274
(Loss) gain on disposal of discontinued operations, net of related taxes	(826)	7,579
(Loss) income from discontinued operations, net	(1,735)	10,853

Net income	$35,352	$19,865

Basic income per common and common equivalent share:
Income from continuing operations	$0.86	$0.28
(Loss) income from discontinued operations, net	(0.04)	0.33
Net income	$0.82	$0.61

Diluted income per common and common equivalent share:
Income from continuing operations	$0.83	$0.27
(Loss) income from discontinued operations, net	(0.04)	0.33
Net Income	$0.79	$0.60

Weighted average number of common and common equivalent shares outstanding:
Basic	43,174	32,750
Diluted	44,528	33,069

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
	(audited)	(audited)

Total net revenues	$1,587,307	$1,004,897
Costs and expenses:
Operating salaries and benefits	902,347	582,783
Self-insurance for workers' compensation and general and professional liability insurance	45,878	32,271
Operating administrative costs	39,953	27,986
Other operating costs	328,535	201,509
Center rent expense	72,013	52,965
General and administrative expenses	64,834	49,856
Depreciation	21,878	8,640
Amortization	9,659	6,068
Provision for losses on accounts receivable	9,417	10,990
Interest, net	44,380	18,504
Loss on extinguishment of debt, net	3,173	-
Loss on sale of assets, net	23	172
Loss on contract termination	-	975
Total costs and expenses	1,542,090	992,719

Income before income taxes and discontinued operations	45,217	12,178
Income tax benefit	(11,458)	(214)
Income from continuing operations	56,675	12,392

Discontinued operations:
Income from discontinued operations, net of related taxes	1,035	7,522
(Loss) gain on disposal of discontinued operations, net of related taxes	(200)	7,204
Income from discontinued operations, net	835	14,726

Net income	$57,510	$27,118

Basic income per common and common equivalent share:
Income from continuing operations	$1.34	$0.39
Income from discontinued operations, net	0.02	0.47
Net income	$1.36	$0.86

Diluted income per common and common equivalent share:
Income from continuing operations	$1.31	$0.39
Income from discontinued operations, net	0.02	0.46
Net Income	$1.33	$0.85

Weighted average number of common and common equivalent shares outstanding:
Basic	42,350	31,638
Diluted	43,390	31,788

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$35,352	$19,865
Adjustments to reconcile net income to net cash provided by (used for)
operating activities, including discontinued operations:
Loss on extinguishment of debt, net	3,173	-
Depreciation	4,646	1,717
Amortization	3,247	1,495
Amortization of favorable and unfavorable lease intangibles	(713)	321
Provision for losses on accounts receivable	565	5,566
Loss (gain) on disposal of discontinued operations, net	827	(7,562)
Stock based compensation expense	994	587
Deferred taxes	(33,582)	-
Other, net	(226)	53
Changes in operating assets and liabilities, net of acquisitions	(8,443)	(15,514)
Net cash provided by operating activities	5,840	6,528

Cash flows from investing activities:
Capital expenditures, net	(10,123)	(8,075)
Exercise of real estate purchase options	(23,242)	-
Proceeds from sale of assets held for sale	1,600	21,067
Acquisitions	(10,956)	-
Net cash (used for) provided by investing activities	(42,721)	12,992

Cash flows from financing activities:
Net repayments under credit agreement	-	(25,061)
Long-term debt borrowings	20,000	34,300
Long-term debt repayments	(12,668)	(35,021)
Principal payments under capital lease obligations	(204)	(251)
Net proceeds from issuance of common stock	678	121,741
Distribution of partnership equity and minority interest	(146)	(24)
Net cash provided by financing activities	7,660	95,684

Net (decrease) increase in cash and cash equivalents	(29,221)	115,204
Cash and cash equivalents at beginning of period	85,053	16,731
Cash and cash equivalents at end of period	$55,832	$131,935

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Twelve Months Ended	Twelve Months Ended
	December 31, 2007	December 31, 2006
	(audited)	(audited)

Cash flows from operating activities:
Net income	$57,510	$27,118
Adjustments to reconcile net income to net cash provided by (used for)
operating activities, including discontinued operations:
Loss on extinguishment of debt, net	3,173	-
Depreciation	22,043	9,569
Amortization	9,758	6,822
Amortization of favorable and unfavorable lease intangibles	(1,315)	(813)
Provision for losses on accounts receivable	10,345	12,781
Loss (gain) on disposal of discontinued operations, net	224	(7,032)
Stock based compensation expense	3,678	2,326
Deferred taxes	(33,581)	-
Other, net	(766)	69
Changes in operating assets and liabilities, net of acquisitions	12,768	(41,021)
Net cash provided by operating activities	83,837	9,819

Cash flows from investing activities:
Capital expenditures, net	(33,450)	(22,158)
Exercise of real estate purchase options	(56,462)	-
Proceeds from sale of assets held for sale	7,589	22,009
Acquisitions	(368,454)	(3,356)
Other investing	-	988
Net cash used for investing activities	(450,777)	(2,517)

Cash flows from financing activities:
Net repayments under credit agreement	(9,994)	(693)
Long-term debt borrowings	347,000	45,936
Long-term debt repayments	(53,376)	(58,240)
Principal payments under capital lease obligations	(1,133)	(1,104)
Net proceeds from issuance of common stock	1,459	122,240
Release of cash collateral	25,640	-
Distribution of partnership equity and minority interest	(714)	(147)
Deferred financing costs	(18,045)	-
Net cash provided by financing activities	290,837	107,992

Net (decrease) increase in cash and cash equivalents	(76,103)	115,294
Cash and cash equivalents at beginning of period	131,935	16,641
Cash and cash equivalents at end of period	$55,832	$131,935

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)

Total net revenues	$450,549	$258,436

Net income	$35,352	$19,865

Income from continuing operations	37,087	9,012

Income tax benefit	(22,789)	(2,622)

Loss on extinguishment of debt, net	3,173	-

Loss on sale of assets, net	-	16

Net segment income	$17,471	$6,406

Interest, net	15,479	4,364

Depreciation and amortization	7,893	3,212

EBITDA	$40,843	$13,982

Center rent expense	18,733	14,152

EBITDAR	$59,576	$28,134

Operating administrative costs	11,601	6,977
General and administrative expenses	17,826	13,504
Total operating and general and admin expenses	29,427	20,481

EBITDAM	$70,270	$34,463
EBITDARM	$89,003	$48,615

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

6 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
	(audited)	(audited)

Total net revenues	$1,587,307	$1,004,897

Net income	$57,510	$27,118

Income from continuing operations	56,675	12,392

Income tax benefit	(11,458)	(214)

Loss on extinguishment of debt, net	3,173	-

Loss on sale of assets, net	23	172

Loss on contract termination	-	975

Net segment income	$48,413	$13,325

Interest, net	44,380	18,504

Depreciation and amortization	31,537	14,708

EBITDA	$124,330	$46,537

Center rent expense	72,013	52,965

EBITDAR	$196,343	$99,502

Operating administrative costs	39,953	27,985
General and administrative expenses	64,834	49,857
Total operating and general and admin expenses	104,787	77,842

EBITDAM	$229,117	$124,379
EBITDARM	$301,130	$177,344

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

7 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$401,270	$20,149	$29,120	$10	$-	$450,549

Affiliated revenue	-	12,964	677	-	(13,641)	-

Total revenue	401,270	33,113	29,797	10	(13,641)	450,549

Net segment income (loss)	$44,686	$2,348	$2,433	$(31,996)	$-	$17,471

Interest, net	3,402	-	3	12,074	-	15,479

Depreciation and amortization	5,573	146	196	1,978	-	7,893

EBITDA	$53,661	$2,494	$2,632	$(17,944)	$-	$40,843

Center rent expense	18,425	54	254	-	-	18,733

EBITDAR	$72,086	$2,548	$2,886	$(17,944)	$-	$59,576

Operating and general and administrative expenses	9,575	1,304	721	17,827	-	29,427

EBITDAM	$63,236	$3,798	$3,353	$(117)	$-	$70,270
EBITDARM	$81,661	$3,852	$3,607	$(117)	$-	$89,003

EBITDA margin	13.4%	7.5%	8.8%			9.1%

EBITDAM margin	15.8%	11.5%	11.3%			15.6%

EBITDAR margin	18.0%	7.7%	9.7%			13.2%

EBITDARM margin	20.4%	11.6%	12.1%			19.8%

8 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$216,340	$20,263	$21,819	$14	$-	$258,436

Affiliated revenue	-	9,940	246	-	(10,186)	-

Total revenue	216,340	30,203	22,065	14	(10,186)	258,436

Net segment income (loss)	$17,652	$1,504	$2,451	$(15,201)	$-	$6,406

Interest, net	3,186	(1)	45	1,134	-	4,364

Depreciation and amortization	2,387	95	185	545	-	3,212

EBITDA	$23,225	$1,598	$2,681	$(13,522)	$-	$13,982

Center rent expense	13,898	53	201	-	-	14,152

EBITDAR	$37,123	$1,651	$2,882	$(13,522)	$-	$28,134

Operating and general and administrative expenses	4,992	1,661	325	13,503	-	20,481

EBITDAM	$28,217	$3,259	$3,006	$(19)	$-	$34,463
EBITDARM	$42,115	$3,312	$3,207	$(19)	$-	$48,615

EBITDA margin	10.7%	5.3%	12.2%			5.4%

EBITDAM margin	13.0%	10.8%	13.6%			13.3%

EBITDAR margin	17.2%	5.5%	13.1%			10.9%

EBITDARM margin	19.5%	11.0%	14.5%			18.8%

9 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2007
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,396,950	$82,198	$108,082	$77	$-	$1,587,307

Affiliated revenue	-	44,857	3,150	-	(48,007)	-

Total revenue	1,396,950	127,055	111,232	77	(48,007)	1,587,307

Net segment income (loss)	$134,472	$7,753	$8,221	$(102,033)	$-	$48,413

Interest, net	11,520	11	16	32,833	-	44,380

Depreciation and amortization	26,313	528	749	3,947	-	31,537

EBITDA	$172,305	$8,292	$8,986	$(65,253)	$-	$124,330

Center rent expense	70,897	208	907	1	-	72,013

EBITDAR	$243,202	$8,500	$9,893	$(65,252)	$-	$196,343

Operating and general and administrative expenses	32,001	4,978	2,974	64,834	-	104,787

EBITDAM	$204,306	$13,270	$11,960	$(419)	$-	$229,117
EBITDARM	$275,203	$13,478	$12,867	$(418)	$-	$301,130

EBITDA margin	12.3%	6.5%	8.1%			7.8%

EBITDAM margin	14.6%	10.4%	10.8%			14.4%

EBITDAR margin	17.4%	6.7%	8.9%			12.4%

EBITDARM margin	19.7%	10.6%	11.6%			19.0%

10 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2006
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$838,372	$80,623	$85,866	$36	$-	$1,004,897

Affiliated revenue	-	38,663	998	-	(39,661)	-

Total revenue	838,372	119,286	86,864	36	(39,661)	1,004,897

Net segment income (loss)	$60,213	$3,038	$6,981	$(56,907)	$-	$13,325

Interest, net	13,416	(11)	158	4,941	-	18,504

Depreciation and amortization	11,735	365	749	1,859	-	14,708

EBITDA	$85,364	$3,392	$7,888	$(50,107)	$-	$46,537

Center rent expense	51,933	219	813	-	-	52,965

EBITDAR	$137,297	$3,611	$8,701	$(50,107)	$-	$99,502

Operating and general and administrative expenses	18,764	6,696	2,526	49,856	-	77,842

EBITDAM	$104,128	$10,088	$10,414	$(251)	$-	$124,379
EBITDARM	$156,061	$10,307	$11,227	$(251)	$-	$177,344

EBITDA margin	10.2%	2.8%	9.1%			4.6%

EBITDAM margin	12.4%	8.5%	12.0%			12.4%

EBITDAR margin	16.4%	3.0%	10.0%			9.9%

EBITDARM margin	18.6%	8.6%	12.9%			17.6%

11 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$232,170	$-	$232,170	$-	$232,170	$169,100	$401,270

Net segment income (loss)	$28,163	$(7,768)	$20,395	$(82)	$20,313	$24,373	44,686

Interest, net	1,633	-	1,633	832	2,465	937	3,402

Depreciation and amortization	3,904	-	3,904	100	4,004	1,569	5,573
EBITDA	$33,700	$(7,768)	$25,932	$850	$26,782	$26,879	$53,661

Center rent expense	14,621	-	14,621	(741)	13,880	4,545	18,425

EBITDAR	$48,321	$(7,768)	$40,553	$109	$40,662	$31,424	$72,086

EBITDA margin	14.5%		11.2%		11.5%		13.4%

EBITDAR margin	20.8%		17.5%		17.5%		18.0%

(1)
Clipper represents our interest of 15.5 percent at December 31, 2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

12 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2006
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$216,340	$-	$216,340	$-	$216,340

Net segment income (loss)	$23,178	$(4,968)	$18,210	$(558)	$17,652

Interest, net	2,122	-	2,122	1,064	3,186

Depreciation and amortization	2,012	-	2,012	375	2,387
EBITDA	$27,312	$(4,968)	$22,344	$881	$23,225

Center rent expense	14,782	-	14,782	(884)	$13,898

EBITDAR	$42,094	$(4,968)	$37,126	$(3)	$37,123

EBITDA margin	12.6%		10.3%		10.7%

EBITDAR margin	19.5%		17.2%		17.2%

(1)
Clipper represents our interest of 11.5 percent at December 31 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

13 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2007
(audited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$898,692	$-	$898,692	$-	$898,692	$498,258	$1,396,950

Net segment income (loss)	$104,621	$(26,011)	$78,610	$(1,295)	$77,315	$57,157	134,472

Interest, net	6,758	-	6,758	3,155	9,913	1,607	11,520

Depreciation and amortization	12,156	-	12,156	1,256	13,412	12,901	26,313
EBITDA	$123,535	$(26,011)	$97,524	$3,116	$100,640	$71,665	$172,305

Center rent expense	55,988	-	55,988	(2,647)	53,341	17,556	70,897

EBITDAR	$179,523	$(26,011)	$153,512	$469	$153,981	$89,221	$243,202

EBITDA margin	13.7%		10.9%		11.2%		12.3%

EBITDAR margin	20.0%		17.1%		17.1%		17.4%

(1)
Clipper represents our interest of 15.5 percent at December 31 ,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

14 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2006
(audited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$838,372	$-	$838,372	$-	$838,372

Net segment income (loss)	$81,029	$(18,875)	$62,154	$(1,941)	$60,213

Interest, net	9,418	-	9,418	3,998	13,416

Depreciation and amortization	10,347	-	10,347	1,388	11,735
EBITDA	$100,794	$(18,875)	$81,919	$3,445	$85,364

Center rent expense	55,452	-	55,452	(3,519)	$51,933

EBITDAR	$156,246	$(18,875)	$137,371	$(74)	$137,297

EBITDA margin	12.0%		9.8%		10.2%

EBITDAR margin	18.6%		16.4%		16.4%

(1)
Clipper represents our interest of 11.5 percent at December 31 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

15 of 32

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2007		2006		2007		2006
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	401,270		216,340		1,396,950		838,372
Rehabilitation Therapy Services	20,149		20,263		82,198		80,623
Medical Staffing Services	29,120		21,819		108,082		85,866
Other - non-core businesses	10		14		77		36
Total	$ 450,549		$ 258,436		$ 1,587,307		$ 1,004,897

Revenue Mix - Non-affiliated (in thousands)
Medicare	125,565	28%	65,744	25%	427,936	27%	251,003	25%
Medicaid	188,443	42%	102,518	40%	659,862	42%	400,878	40%
Private & Other	116,542	25%	80,437	31%	428,416	26%	317,214	31%
Managed Care / Comm Insur	16,482	4%	7,443	3%	58,298	4%	27,032	3%
Veterans	3,517	1%	2,294	1%	12,795	1%	8,770	1%
Total	$ 450,549	100%	$ 258,436	100%	$ 1,587,307	100%	$ 1,004,897	100%

DSO (Days Sales Outstanding)
Inpatient Services - LTC	41		37		41		37
Rehabilitation Therapy Services	75		81		75		81
Medical Staffing Services	55		54		55		54

Inpatient Services Stats

Number of centers:	213		139		213		139
Number of available beds:	23,189		14,473		23,189		14,473
Occupancy %:	89.3%		88.5%		89.3%		88.3%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.6%		15.4%		15.6%		15.5%
Managed care / comm. ins. - SNF Beds	2.9%		2.2%		2.9%		2.2%
Total SNF skilled mix	18.5%		17.6%		18.5%		17.7%

Medicare	14.2%		13.5%		14.1%		13.6%
Medicaid	60.8%		60.4%		60.7%		60.7%
Private and other	21.5%		23.1%		21.7%		22.7%
Managed care / commercial insurance	2.6%		2.0%		2.6%		2.0%
Veterans	0.9%		1.0%		0.9%		1.0%

Revenue Mix % of revenues:
Medicare - SNF Beds	31.7%		31.3%		31.2%		31.1%
Managed care / comm. ins. - SNF Beds	5.1%		4.8%		5.2%		4.6%
Total SNF skilled mix	36.8%		36.1%		36.4%		35.7%

Medicare	30.7%		29.6%		30.0%		29.2%
Medicaid	47.0%		47.4%		47.2%		47.8%
Private and other	17.3%		18.5%		17.8%		18.8%
Managed care / commercial Insurance	4.1%		3.4%		4.1%		3.2%
Veterans	0.9%		1.1%		0.9%		1.0%

Revenues PPD:
LTC only Medicare (Part A)	$ 411.32		$ 360.73		$ 390.28		$ 346.74
Medicare Blended Rate (Part A & B)	$ 446.42		$ 394.18		$ 424.10		$ 379.37
Medicaid	$ 164.17		$ 145.34		$ 160.04		$ 142.90
Private and other	$ 167.10		$ 141.26		$ 163.06		$ 141.22
Managed care / commercial Insurance	$ 329.34		$ 317.01		$ 322.86		$ 293.99
Veterans	$ 207.91		$ 202.04		$ 202.82		$ 191.76

Rehab contracts

Affiliated	107		87		107		87
Non-affiliated	309		295		309		295

16 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)
	AS REPORTED	PRO FORMA WITH
		HARBORSIDE
	For the	For the
Three Months Ended		Three Months Ended
	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)

Total net revenues	$450,549	$421,365
Costs and expenses:
Operating salaries and benefits	255,657	242,035
Self-insurance for workers' compensation and general and professional liability insurance	11,373	4,874
Operating administrative costs	11,601	9,265
Other operating costs	94,159	87,015
Center rent expense	18,733	21,002
General and administrative expenses	17,826	19,463
Depreciation	4,646	6,449
Amortization	3,247	1,494
Provision for losses on accounts receivable	357	9,134
Interest, net	15,479	8,981
Loss on extinguishment of debt, net	3,173	-
Loss on sale of assets, net	-	16
Total costs and expenses	436,251	409,728

Income before income taxes and discontinued operations	14,298	11,637
Income tax benefit	(22,789)	(273)
Income from continuing operations	37,087	11,910

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(909)	2,884
(Loss) gain on disposal of discontinued operations, net of related taxes	(826)	7,579
(Loss) income from discontinued operations, net	(1,735)	10,463

Net income	$35,352	$22,373

Basic income per common and common equivalent share:
Income from continuing operations	$0.86	$0.28
(Loss) income from discontinued operations, net	(0.04)	0.24
Net income	$0.82	$0.52

Diluted income per common and common equivalent share:
Income from continuing operations	$0.83	$0.27
(Loss) income from discontinued operations, net	(0.04)	0.23
Net Income	$0.79	$0.50

Weighted average number of common and common equivalent shares outstanding:
Basic	43,174	43,174
Diluted	44,528	44,528

17 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)
PRO FORMA WITH		PRO FORMA WITH
	HARBORSIDE	HARBORSIDE
	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)

Total net revenues	$1,749,874	$1,647,838
Costs and expenses:
Operating salaries and benefits	991,481	941,105
Self-insurance for workers' compensation and general and professional liability insurance	49,974	46,851
Operating administrative costs	42,946	36,663
Other operating costs	367,331	347,497
Center rent expense	78,967	82,242
General and administrative expenses	70,231	74,101
Depreciation	26,630	26,436
Amortization	9,659	6,069
Provision for losses on accounts receivable	17,339	20,508
Interest, net	49,025	33,851
Loss on extinguishment of debt, net	3,173	-
Loss on sale of assets, net	23	173
Loss on contract termination	-	975
Total costs and expenses	1,706,779	1,616,471

Income before income taxes and discontinued operations	43,095	31,367
Income tax (benefit) expense	(12,278)	4,245
Income from continuing operations	55,373	27,122

Discontinued operations:
Income from discontinued operations, net of related taxes	471	5,681
(Loss) gain on disposal of discontinued operations, net of related taxes	(200)	7,204
Income from discontinued operations, net	271	12,885

Net income	$55,644	$40,007

Basic income per common and common equivalent share:
Income from continuing operations	$1.31	$0.64
Income from discontinued operations, net	-	0.30
Net income	$1.31	$0.94

Diluted income per common and common equivalent share:
Income from continuing operations	$1.28	$0.63
Income from discontinued operations, net	-	0.29
Net Income	$1.28	$0.92

Weighted average number of common and common equivalent shares outstanding:
Basic	42,350	42,350
Diluted	43,390	43,390

18 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	AS REPORTED	PRO FORMA WITH
		HARBORSIDE
	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)

Total net revenues	$450,549	$421,365

Net income	$35,352	$22,373

Income from continuing operations	37,087	11,910

Income tax benefit	(22,789)	(273)

Loss on extinguishment of debt, net	3,173	-

Loss on sale of assets, net	-	16

Net segment income	$17,471	$11,653

Interest, net	15,479	8,980

Depreciation and amortization	7,893	7,943

EBITDA	$40,843	$28,576

Center rent expense	18,733	21,002

EBITDAR	$59,576	$49,578

Operating administrative costs	11,601	9,265
General and administrative expenses	17,826	19,463
Total operating and general and admin expenses	29,427	28,728

EBITDAM	$70,270	$57,304
EBITDARM	$89,003	$78,306

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

19 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	PRO FORMA WITH	PRO FORMA WITH
	HARBORSIDE	HARBORSIDE
	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)

Total net revenues	$1,749,874	$1,647,838

Net income	$55,644	$40,007

Income from continuing operations	55,373	27,122

Income tax (benefit) expense	(12,278)	4,245

Loss on extinguishment of debt, net	3,173	-

Loss on sale of assets, net	23	173

Loss on contract termination	-	975

Net segment income	$46,291	$32,515

Interest, net	49,025	33,851

Depreciation and amortization	36,289	32,505

EBITDA	$131,605	$98,871

Center rent expense	78,967	82,242

EBITDAR	$210,572	$181,113

Operating administrative costs	42,946	36,663
General and administrative expenses	70,231	74,101
Total operating and general and admin expenses	113,177	110,764

EBITDAM	$244,782	$209,635
EBITDARM	$323,749	$291,877

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

20 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$401,270	$20,149	$29,120	$10	$-	$450,549

Affiliated revenue	-	12,964	677	-	(13,641)	-

Total revenue	401,270	33,113	29,797	10	(13,641)	450,549

Net segment income (loss)	$44,686	$2,348	$2,433	$(31,996)	$-	$17,471

Interest, net	3,402	-	3	12,074	-	15,479

Depreciation and amortization	5,573	146	196	1,978	-	7,893

EBITDA	$53,661	$2,494	$2,632	$(17,944)	$-	$40,843

Center rent expense	18,425	54	254	-	-	18,733

EBITDAR	$72,086	$2,548	$2,886	$(17,944)	$-	$59,576

Operating and general and administrative expenses	9,575	1,304	721	17,827	-	29,427

EBITDAM	$63,236	$3,798	$3,353	$(117)	$-	$70,270
EBITDARM	$81,661	$3,852	$3,607	$(117)	$-	$89,003

EBITDA margin	13.4%	7.5%	8.8%			9.1%

EBITDAM margin	15.8%	11.5%	11.3%			15.6%

EBITDAR margin	18.0%	7.7%	9.7%			13.2%

EBITDARM margin	20.4%	11.6%	12.1%			19.8%

21 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$376,599	$20,262	$24,390	$114	$-	$421,365

Affiliated revenue	-	9,940	246	-	(10,186)	-

Total revenue	376,599	30,202	24,636	114	(10,186)	421,365

Net segment income (loss)	$28,888	$1,504	$2,388	$(21,127)	$-	$11,653

Interest, net	8,170	(1)	44	767	-	8,980

Depreciation and amortization	6,785	95	200	863	-	7,943

EBITDA	$43,843	$1,598	$2,632	$(19,497)	$-	$28,576

Center rent expense	20,722	53	227	-	-	21,002

EBITDAR	$64,565	$1,651	$2,859	$(19,497)	$-	$49,578

Operating and general and administrative expenses	7,178	1,661	325	19,564	-	28,728

EBITDAM	$51,021	$3,259	$2,957	$67	$-	$57,304
EBITDARM	$71,743	$3,312	$3,184	$67	$-	$78,306

EBITDA margin	11.6%	5.3%	10.7%			6.8%

EBITDAM margin	13.5%	10.8%	12.0%			13.6%

EBITDAR margin	17.1%	5.5%	11.6%			11.8%

EBITDARM margin	19.1%	11.0%	12.9%			18.6%

22 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,557,556	$82,197	$110,726	$77	$(682)	$1,749,874

Affiliated revenue	-	44,859	3,149	-	(48,008)	-

Total revenue	1,557,556	127,056	113,875	77	(48,690)	1,749,874

Net segment income (loss)	$142,909	$7,753	$8,156	$(113,340)	$813	$46,291

Interest, net	16,448	11	15	32,537	14	49,025

Depreciation and amortization	30,740	528	765	4,256	-	36,289

EBITDA	$190,097	$8,292	$8,936	$(76,547)	$827	$131,605

Center rent expense	77,826	208	932	1	-	78,967

EBITDAR	$267,923	$8,500	$9,868	$(76,546)	$827	$210,572

Operating and general and administrative expenses	29,133	4,978	2,974	76,092	-	113,177

EBITDAM	$219,230	$13,270	$11,910	$(455)	$827	$244,782
EBITDARM	$297,056	$13,478	$12,842	$(454)	$827	$323,749

EBITDA margin	12.2%	6.5%	7.8%			7.5%

EBITDAM margin	14.1%	10.4%	10.5%			14.0%

EBITDAR margin	17.2%	6.7%	8.7%			12.0%

EBITDARM margin	19.1%	10.6%	11.3%			18.5%

23 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,470,166	$80,622	$96,375	$675	$-	$1,647,838

Affiliated revenue	-	38,662	999	-	(39,661)	-

Total revenue	1,470,166	119,284	97,374	675	(39,661)	1,647,838

Net segment income (loss)	$103,978	$3,038	$6,894	$(81,395)	$-	$32,515

Interest, net	29,539	(11)	154	4,169	-	33,851

Depreciation and amortization	28,113	365	803	3,224	-	32,505

EBITDA	$161,630	$3,392	$7,851	$(74,002)	$-	$98,871

Center rent expense	81,107	219	916	-	-	82,242

EBITDAR	$242,737	$3,611	$8,767	$(74,002)	$-	$181,113

Operating and general and administrative expenses	27,209	6,696	2,526	74,333	-	110,764

EBITDAM	$188,839	$10,088	$10,377	$331	$-	$209,635
EBITDARM	$269,946	$10,307	$11,293	$331	$-	$291,877

EBITDA margin	11.0%	2.8%	8.1%			6.0%

EBITDAM margin	12.8%	8.5%	10.7%			12.7%

EBITDAR margin	16.5%	3.0%	9.0%			11.0%

EBITDARM margin	18.4%	8.6%	11.6%			17.7%

24 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$232,170	$-	$232,170	$-	$232,170	$169,100	$401,270

Net segment income (loss)	$28,163	$(7,768)	$20,395	$(82)	$20,313	$24,373	44,686

Interest, net	1,633	-	1,633	832	2,465	937	3,402

Depreciation and amortization	3,904	-	3,904	100	4,004	1,569	5,573

EBITDA	$33,700	$(7,768)	$25,932	$850	$26,782	$26,879	$53,661

Center rent expense	14,621	-	14,621	(741)	13,880	4,545	18,425

EBITDAR	$48,321	$(7,768)	$40,553	$109	$40,662	$31,424	$72,086

EBITDA margin	14.5%		11.2%		11.5%		13.4%

EBITDAR margin	20.8%		17.5%		17.5%		18.0%

(1)
Clipper represents our interest of 15.5 percent at December 31 ,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

25 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2006
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$216,340	$-	$216,340	$-	$216,340	$160,259	$376,599

Net segment income (loss)	$23,178	$(4,968)	$18,210	$(558)	$17,652	$11,236	$28,888

Interest, net	2,122	-	2,122	1,064	3,186	4,984	8,170

Depreciation and amortization	2,012	-	2,012	375	2,387	4,398	6,785

EBITDA	$27,312	$(4,968)	$22,344	$881	$23,225	$20,618	$43,843

Center rent expense	14,782	-	14,782	(884)	13,898	6,824	20,722

EBITDAR	$42,094	$(4,968)	$37,126	$(3)	$37,123	$27,442	$64,565

EBITDA margin	12.6%		10.3%		10.7%		11.6%

EBITDAR margin	19.5%		17.2%		17.2%		17.1%

(1)
Clipper represents our interest of 11.5 percent at December 31 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

26 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$898,692	$-	$898,692	$-	$898,692	$658,864	$1,557,556

Net segment income (loss)	$104,621	$(26,011)	$78,610	$(1,295)	$77,315	$65,594	$142,909

Interest, net	6,758	-	6,758	3,155	9,913	6,535	16,448

Depreciation and amortization	12,156	-	12,156	1,256	13,412	17,328	30,740

EBITDA	$123,535	$(26,011)	$97,524	$3,116	$100,640	$89,457	$190,097

Center rent expense	55,988	-	55,988	(2,647)	53,341	24,485	77,826

EBITDAR	$179,523	$(26,011)	$153,512	$469	$153,981	$113,942	$267,923

EBITDA margin	13.7%		10.9%		11.2%		12.2%

EBITDAR margin	20.0%		17.1%		17.1%		17.2%

(1)
Clipper represents our interest of 15.5 percent at December 31,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

27 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2006
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$838,372	$-	$838,372	$-	$838,372	$631,794	$1,470,166

Net segment income (loss)	$81,029	$(18,875)	$62,154	$(1,941)	$60,213	$43,765	$103,978

Interest, net	9,418	-	9,418	3,998	13,416	16,123	29,539

Depreciation and amortization	10,347	-	10,347	1,388	11,735	16,378	28,113

EBITDA	$100,794	$(18,875)	$81,919	$3,445	$85,364	$76,266	$161,630

Center rent expense	55,452	-	55,452	(3,519)	51,933	29,174	81,107

EBITDAR	$156,246	$(18,875)	$137,371	$(74)	$137,297	$105,440	$242,737

EBITDA margin	12.0%		9.8%		10.2%		11.0%

EBITDAR margin	18.6%		16.4%		16.4%		16.5%

(1)
Clipper represents our interest of 11.5 percent at December 31 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

28 of 32

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	AS REPORTED		PRO FORMA WITH HARBORSIDE		PRO FORMA WITH HARBORSIDE		PRO FORMA WITH HARBORSIDE
	2007		2006		2007		2006
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	401,270		376,599		1,557,556		1,470,166
Rehabilitation Therapy Services	20,149		20,262		82,197		80,622
Medical Staffing Services	29,120		24,390		110,726		96,375
Other - non-core businesses	10		114		(605)		675
Total	$ 450,549		$ 421,365		$ 1,749,874		$ 1,647,838

Revenue Mix - Non-affiliated (in thousands)
Medicare	125,565	28%	114,236	27%	477,178	27%	440,566	27%
Medicaid	188,443	42%	183,253	43%	738,438	42%	716,982	44%
Private & Other	116,542	25%	107,225	26%	456,199	26%	428,868	25%
Managed Care / Comm Insur	16,482	4%	13,233	3%	64,301	4%	48,570	3%
Veterans	3,517	1%	3,418	1%	13,758	1%	12,852	1%
Total	$ 450,549	100%	$ 421,365	100%	$ 1,749,874	100%	$ 1,647,838	100%

DSO (Days Sales Outstanding)
Inpatient Services - LTC	41		42		41		42
Rehabilitation Therapy Services	75		81		75		81
Medical Staffing Services	55		54		55		54

Inpatient Services Stats

Number of centers:	213		213		213		213
Number of available beds:	23,189		23,210		23,189		23,210
Occupancy %:	89.3%		89.7%		89.5%		89.5%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.6%		15.6%		15.7%		15.8%
Managed care / comm. ins. - SNF Beds	2.9%		2.4%		2.9%		2.3%
Total SNF skilled mix	18.5%		18.0%		18.6%		18.1%

Medicare	14.2%		14.2%		14.3%		14.5%
Medicaid	60.8%		61.6%		61.0%		61.6%
Private and other	21.5%		21.2%		21.2%		21.0%
Managed care / commercial Insurance	2.6%		2.2%		2.6%		2.1%
Veterans	0.9%		0.8%		0.9%		0.8%

Revenue Mix % of revenues:
Medicare - SNF Beds	31.7%		30.9%		31.2%		30.7%
Managed care / comm. Ins. - SNF Beds	5.1%		4.6%		5.1%		4.2%
Total SNF skilled mix	36.8%		35.5%		36.3%		34.9%

Medicare	30.7%		29.9%		30.1%		29.6%
Medicaid	47.0%		48.7%		47.4%		48.8%
Private and other	17.3%		17.0%		17.5%		17.4%
Managed care / commercial Insurance	4.1%		3.5%		4.1%		3.3%
Veterans	0.9%		0.9%		0.9%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$ 411.32		$ 377.99		$ 391.59		$ 363.25
Medicare Blended Rate (Part A & B)	$ 446.42		$ 407.84		$ 424.71		$ 391.39
Medicaid	$ 164.17		$ 157.15		$ 161.53		$ 154.92
Private and other	$ 167.10		$ 155.41		$ 166.08		$ 158.10
Managed care / commercial Insurance	$ 329.34		$ 310.55		$ 330.48		$ 299.94
Veterans	$ 207.91		$ 221.58		$ 206.39		$ 211.99

Rehab contracts

Affiliated	107		87		107		87
Non-affiliated	309		295		309		295

29 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - 4th QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 4th QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 4th QUARTER 2007	450,549	59,576	40,843	14,298	37,087	(1,735)	35,352
Percent of Revenue		13.2%	9.1%	3.2%	8.2%	-0.4%	7.8%

Normalizing Adjustments:
Benefit for income taxes	-	-	-		(27,827)	-	(27,827)
Debt refinancing fee	-	-	-	3,173	2,062	-	2,062
Release of insurance reserves related to prior periods	-	(2,642)	(2,642)	(2,642)	(1,717)	(557)	(2,274)
Prior acqusition claim settlement	-	(2,276)	(2,276)	(2,276)	(1,479)	-	(1,479)
Harborside integration costs	-	1,007	1,007	1,007	655	-	655

Adjusted As Reported - 4th QUARTER 2007	450,549	55,665	36,932	13,560	8,781	(2,292)	6,489
Percent of Revenue		12.4%	8.2%	3.0%	1.9%	-0.5%	1.4%

Diluted EPS: As Reported					$ 0.83	$ (0.04)	$ 0.79
As Adjusted					$ 0.20	$ (0.05)	$ 0.15

	AS REPORTED - 4th QUARTER 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 4th QUARTER 2006	258,436	28,134	13,982	6,390	9,012	10,853	19,865
Percent of Revenue		10.9%	5.4%	2.5%	3.5%	4.2%	7.7%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(6,279)	(6,279)	(6,279)	(5,981)	(3,260)	(9,241)
Prior acquisition aquired AR adjustment	-	2,800	2,800	2,800	2,667	-	2,667
Reserve management fee receivable	-	756	756	756	720	-	720

Adjusted As Reported - 4th QUARTER 2006	258,436	25,411	11,259	3,667	6,418	7,593	14,011
Percent of Revenue		9.8%	4.4%	1.4%	2.5%	2.9%	5.4%

Diluted EPS: As Reported					$ 0.27	$ 0.33	$ 0.60
As Adjusted					$ 0.19	$ 0.23	$ 0.42

	PRO FORMA SUN & HARBORSIDE - 4th QUARTER 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - 4th QUARTER 2006	421,365	49,578	28,576	11,637	11,910	10,463	22,373
Percent of Revenue		11.8%	6.8%	2.8%	2.8%	2.5%	5.3%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(6,279)	(6,279)	(6,279)	(5,981)	(3,260)	(9,241)
Prior acquisition aquired AR adjustment	-	2,800	2,800	2,800	2,667	-	2,667
Reserve management fee receivable	-	756	756	756	720	-	720
Harborside investor fees	-	225	225	225	163	-	163
Harborside merger costs	-	194	194	194	141	-	141

Adjusted Pro Forma Sun & Harborside - 4th QUARTER 2006	421,365	47,274	26,272	9,333	9,620	7,203	16,823
Percent of Revenue		11.2%	6.2%	2.2%	2.3%	1.7%	4.0%

Diluted EPS: Pro Forma					$ 0.27	$ 0.23	$ 0.50
Adjusted Pro Forma					$ 0.22	$ 0.16	$ 0.38

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and twelve months December 31.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including income from a tax benefit associated with the partial reversal of a valuation allowance on a deferred tax asset, a charge associated with the refinancing of certain debt agreements, self-insurance reserve releases related to prior periods, income from settlement of a claim associated with a prior period acquisition, integration costs related to the Harborside acquisition, a bad debt charge associated with acquired accounts receivable from a prior period acquisition, a charge associated with the termination of a nursing home management fee contract, and investor fees and merger costs recorded by Harborside prior to the acquisition.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - TWELVE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Twelve Months 2007	1,587,307	196,343	124,330	45,217	56,675	835	57,510
Percent of Revenue		12.4%	7.8%	2.8%	3.6%	0.1%	3.6%

Normalizing Adjustments:
Benefit for income taxes	-	-	-		(27,827)	-	(27,827)
Debt refinancing fee	-	-	-	3,173	2,062	-	2,062
Write-off of deferred financing costs	-	-	-	615	400	-	400
Prior acqusition claim settlement	-	(2,276)	(2,276)	(2,276)	(1,479)	-	(1,479)
Release of insurance reserves related to prior periods	-	(8,598)	(8,598)	(8,598)	(5,588)	(2,536)	(8,124)
Harborside integration costs	-	4,495	4,495	4,495	2,922	-	2,922

Adjusted As Reported - Twelve Months 2007	1,587,307	189,964	117,951	42,626	27,165	(1,701)	25,464
Percent of Revenue		12.0%	7.4%	2.7%	1.7%	-0.1%	1.6%

Diluted EPS: As Reported					$ 1.31	$ 0.02	$ 1.33
As Adjusted					$ 0.63	$ (0.04)	$ 0.59

	AS REPORTED - TWELVE MONTHS 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Twelve Months 2006	1,004,897	99,502	46,537	12,178	12,392	14,726	27,118
Percent of Revenue		9.9%	4.6%	1.2%	1.2%	1.5%	2.7%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(11,649)	(11,649)	(11,649)	(11,096)	(5,759)	(16,855)
Retroactive wage costs associated with rate increase	-	185	185	185	176	-	176
Prior acquisition aquired AR adjustment	-	2,800	2,800	2,800	2,667	-	2,667
Reserve management fee receivable	-	756	756	756	720	-	720
Prior acquisition valuation workers comp recovery	-	(777)	(777)	(777)	(740)	-	(740)
Hospice management contract termination	-	-	-	1,041	992	-	992
Prior acquisition depreciation catch up	-	-	-	975	929	-	929

Adjusted As Reported - Twelve Months 2006	1,004,897	90,817	37,852	5,509	6,040	8,967	15,007
Percent of Revenue		9.0%	3.8%	0.5%	0.6%	0.9%	1.5%

Diluted EPS: As Reported					$ 0.39	$ 0.46	$ 0.85
As Adjusted					$ 0.19	$ 0.28	$ 0.47

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and Twelve months ended December 31.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including income from a tax benefit associated with the partial reversal of a valuation allowance on a deferred tax asset, charges associated with the refinancing of certain debt agreements, income from settlement of a claim associated with a prior period acquisition, self-insurance reserve releases related to prior periods, integration costs related to the Harborside acquisition, expense for retroactive wage costs associated with prior period rate increases, a bad debt charge associated with acquired accounts receivable from a prior period acquisition, a charge associated with the termination of a nursing home management fee contract, a credit to prior period workers compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, a charge resulting from the termination of a Hospice management fee contract and a depreciation charge related to the finalization of the valuation of owned property, plant and equipment associated with a prior period acquisition.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	PRO FORMA SUN & HARBORSIDE - TWELVE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Twelve Months 2007	1,749,874	210,572	131,605	43,095	55,373	271	55,644
Percent of Revenue		12.0%	7.5%	2.5%	3.2%	0.0%	3.2%

Normalizing Adjustments:
Benefit for income taxes	-	-	-		(27,827)	-	(27,827)
Debt refinancing fee	-	-	-	3,173	2,062	-	2,062
Write-off of deferred financing costs	-	-	-	615	400	-	400
Prior acqusition claim settlement	-	(2,276)	(2,276)	(2,276)	(1,479)	-	(1,479)
Release of insurance reserves related to prior periods	-	(8,598)	(8,598)	(8,598)	(5,588)	(2,536)	(8,124)
Harborside bad debt expense	-	5,860	5,860	5,860	3,809	-	3,809
Harborside integration costs	-	4,495	4,495	4,495	2,922	-	2,922
Harborside investor fees	-	275	275	275	179	-	179
Harborside merger costs	-	192	192	192	125	-	125

Adjusted Pro Forma Sun & Harborside - Twelve Months 2007	1,749,874	210,520	131,553	46,831	29,976	(2,265)	27,711
Percent of Revenue		12.0%	7.5%	2.7%	1.7%	-0.1%	1.6%

Diluted EPS: Pro Forma					$ 1.28	$ -	$ 1.28
Adjusted Pro Forma					$ 0.69	$ (0.05)	$ 0.64

	PRO FORMA SUN & HARBORSIDE - TWELVE MONTHS 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Twelve Months 2006	1,647,838	181,113	98,871	31,367	27,122	12,885	40,007
Percent of Revenue		11.0%	6.0%	1.9%	1.6%	0.8%	2.4%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(11,649)	(11,649)	(11,649)	(11,096)	(5,759)	(16,855)
Harborside merger costs	-	2,554	2,554	2,554	1,854	-	1,854
Retroactive wage costs associated with rate increase	-	185	185	185	176	-	176
Prior acquisition valuation workers comp recovery	-	(777)	(777)	(777)	(740)	-	(740)
Prior acquisition aquired AR adjustment	-	2,800	2,800	2,800	2,667	-	2,667
Reserve management fee receivable	-	756	756	756	720	-	720
Hospice management contract termination	-	-	-	1,041	992	-	992
Prior acquisition depreciation catch up	-	-	-	975	929	-	929
Harborside investor fees	-	600	600	600	436	-	436

Adjusted Pro Forma Sun & Harborside - Twelve Months 2006	1,647,838	175,582	93,340	27,852	23,060	7,126	30,186
Percent of Revenue		10.7%	5.7%	1.7%	1.4%	0.4%	1.8%

Diluted EPS: Pro Forma					$ 0.63	$ 0.29	$ 0.92
Adjusted Pro Forma					$ 0.53	$ 0.17	$ 0.70

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and Twelve months ended December 31.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including income from a tax benefit associated with the partial reversal of a valuation allowance on a deferred tax asset, charges associated with the refinancing of certain debt agreements, income from settlement of a claim associated with a prior period acquisition, self-insurance reserve releases related to prior periods, a bad debt charge recorded by Harborside prior to the acquisiton, integration costs related to the Harborside acquisition, investor fees and merger costs recorded by Harborside prior to the acquisition, expense for retroactive wage costs associated with prior period rate increases, a bad debt charge associated with acquired accounts receivable from a prior period acquisition, a charge associated with the termination of a nursing home management fee contract, a credit to prior period workers compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, a charge resulting from the termination of a Hospice management fee contract and a depreciation charge related to the finalization of the valuation of owned property, plant and equipment associated with a prior period acquisition.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

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